BAML Global Industrials & EU Autos Conference Robert Livingston President & CEO March 20, 2014 Exhibit 99.1

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Forward looking statements
We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties. We caution everyone to be guided in their analysis of Dover Corporation by referring to our Form 10-K for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements.
We would also direct your attention to our website, dovercorporation.com, where considerably more information can be found.

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Since our last Dover Day investor meeting…
Building our industrial businesses
– Continued to expand in our growth areas
Energy, Fluids, Refrigeration, Printing & ID all grew organically and through acquisition
– Anthony, Finder, KPS, Fibrelite and MS all expand product
breadth and geographic reach
–
Our business profile is more consistent and focused
with sustainable higher margins
New segment structure to capture growth opportunities
– Energy, Fluids, Refrigeration & Food Equipment,
and Engineered Systems
The next generation of Dover leadership to drive performance
– Andy Fincher, Bill Johnson and Soma Somasundaram to lead
Engineered Systems, Refrigeration & Food Equipment,
and Energy, respectively

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…but our strengths remain unchanged
Customer intimacy
– Innovate for the customer
We win when we help our customers win
Recurring theme of delivering efficiency (energy, cost & speed)
and sustainability
– Superior customer service
On-time delivery, quality, support
Leverage our scale
Generate cash
– Free cash flow remains consistently strong
Market share leadership
– Strong focus on technology leadership and innovation
drive share gains and customer loyalty

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Dover has several levers for value creation

GROWTH
3% - 5% organically,
complemented by
acquisition growth
MARGIN
Expand segment
margin to 19%
CASH FLOW
Generate free cash flow in
excess of 10% of revenue
Substantial growth
opportunities
Accelerated
productivity initiatives
Significant balance
sheet optionality
Mid-term targets*
*Mid-term: 2014 -2016

Energy: At a glance
Dover Energy is a leading provider of
customer driven solutions and services for
safe and efficient production and
processing of fuels worldwide, and has a
strong presence in the bearings and
compression components market.

Growth opportunities: A look forward
Energy
– Significant investments in sales, field engineering and
facilities are paying dividends….will continue in 2014
24% and 45% international growth* in 2012 and in 2013
– Increase participation in global tenders
Middle East, South America & Australia
– Seek additional industry partnership opportunities
– Progressive cavity pumps……..others
– Remote monitoring/automation for oil and gas production
– Leverage plunger and gas lift technologies into international markets
– Strengthen our position in faster growing basins
– Increase OEM share in bearings and compression
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*Note: Outside North America and Europe, on a pro forma basis
Continue to expand geographical presence
Fill in product gaps internally and through acquisition
Grow core business

Engineered Systems: At a glance
Dover Engineered Systems is focused on
the design, manufacture and service of
critical equipment and components serving
the printing & identification, vehicle service,
waste handling, and select niche industrial
end-markets.

Growth opportunities: A look forward
Engineered Systems
– Recent MS acquisition adds exposure to fast growing textile markets
Capitalize on “analog to digital” trend
Leverage ink expertise to drive additional opportunity
Extend technology to other textiles including flooring and wall coverings
– Grow North American and China presence in core markets
– Concentrate on after-market customer productivity solutions
Curotto Can a great example of creating value in “mature” markets
More opportunities in vehicle service markets
– Expand in high growth recycling and waste-to energy markets
– Achieve YOY 10%+ growth outside the US
– Growing middle class consumption and higher operating costs driving automation solutions in emerging markets
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Expand markets served in Printing & Identification
Make focused industrial investments
Extend geographic reach

10 Fluids: At a glance Dover Fluids is focused on the safe handling of critical fluids across the oil & gas, retail fueling, chemical, hygienic and industrial end-markets.

Growth opportunities: A look forward
Fluids
– Targeting 25% growth in markets outside North America and Europe in 2014
Grow presence in Middle East and China through Maag and Finder channels
Double revenue in Australia through Ebsray’s LPG and chemical pump technologies
– Complete “station in a box” offering worldwide with KPS and Fibrelite
– Penetrate North American plastics and oil & gas markets though European acquisitions
– Build comprehensive offering of highly engineered pump technologies
– Innovate around automation, energy efficiency and evolving regulatory standards
– Expand hygienic pump presence
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Leverage our global footprint to accelerate growth
Develop and acquire products that provide complete solutions
Access new markets through recent acquisitions

Refrigeration & Food Equipment: At a glance
Dover Refrigeration & Food Equipment
is the leading provider of energy efficient
equipment and systems serving the
commercial refrigeration and food service
industries.

Growth opportunities: A look forward
Refrigeration & Food Equipment
– Build share with targeted accounts
– Leverage strong customer relationships as supermarket chains expand globally
– Rising energy costs and increasing government regulation are driving strong demand for energy efficient solutions
Close-the-case sales grew +15% in 2013 with strong growth expected to continue
– Large retailers shifting to smaller store formats
– C-store and “Dollar” stores expected to continue above market growth rates
– Convergence of refrigeration and food equipment in supermarket
– Extend Anthony after-market business
– Build turn-key refrigeration capabilities in Brazil and Europe; Add-ons in food equipment
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Develop broader customer base
Capitalize on secular trends
Penetrate higher growth adjacent markets
Leverage new sales channel organization and synergies
Acquire assets that expand technology and geography

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Margin enhancement through productivity
Global supply chain
– Program now in its 5
th
year
– Continuing to leverage the scale of Dover
Many spend categories are being reviewed again
$90 -$120 million in savings or cost avoidance expected over the next 3 years
Shared manufacturing
– Several  consolidation projects are near completion
Hill Phoenix will consolidate 4 sites in Atlanta area
~$3M of annualized savings *
Energy will combine 5 sites in Houston
~$1M of annualized savings *
More projects are on the way
Investing in Lean and Post-Merger Integration (“PMI”)
– Adding lean resources across segments
– PMI leaders driven to integrate faster with focus on near term accretion

* Annualized savings over 3 years (2014 – 2016)

15 Capital allocation: Recent history Consistently returning cash to shareholders Acquisition spending will remain disciplined 15 * Includes Knowles capex and acquisitions

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Capital allocation 2014
Strong balance sheet
– $800 million cash as of December 31, 2013 (primarily overseas)
– $400 million from Knowles
– $170 million in proceeds from DEK sale (expected mid-year)
– Strong free cash flow
We expect to raise the dividend for 59
th
consecutive year
Capex expected to be roughly $200 million
Acquisitions
– Pipeline is active
– Could close $500 million to $1 billion in deals this year
Will complete $1 billion program in Q1
– Capacity to do more; largely dependent on how pipeline develops

Summary
2014
Organic
growth rate
Mid-term
(a)
Organic
Growth rate
Energy 4% - 5% 4% - 6%
Engineered Systems 3% - 4% 3% - 5%
Fluids 4% - 5% 4% - 6%
Refrigeration & Food
Equipment
2% - 3% 2% - 4%
Total organic 3% - 4% 3% - 5%
Acquisitions 3%
(b)
5%
Total growth 6% - 7% 8% - 10%
Mid-term growth complemented by:
– Mid-term margin expansion to 19%
driven by continuing focus on lean and
productivity initiatives
– Strong free cash flow generation in
excess of 10% of revenue
– Consistent return of cash to
shareholders
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(a): 2014 – 2016
(b): Growth from completed acquisitions
2014 is on track
– Early bookings trends show solid
broad-based growth
– Q1 revenue growth as expected,
sequentially in-line with Q4 2013
– EPS seasonality generally consistent
with last year
Q1
2013
Q2
2013
Q3
2013
Q4
2013
FY
2013
Adjusted EPS* $0.93 $1.13 $1.25 $1.02 $4.33
% of FY 21% 26% 29% 24% 100%
* See appendix slide for reconciliation

* * * * * * * * * *****************************

Appendix – 2013 Quarterly adjusted EPS from continuing operations
(unaudited) (in thousands, except per share data)
Q1 Q2 Q3 Q4 FY 2013
REVENUE:
Energy 462,679 $     465,906 $     467,688 $     457,580 $     1,853,853 $
Engineered Systems 605,325 639,426 642,205 651,606 2,538,562
Fluids 273,638 310,137 309,241 343,822 1,236,838
Refrigeration & Food Equipment 422,468 517,574 521,322 426,476 1,887,840
Intra-segment eliminations (133) (632) (245) (430) (1,440)
Total consolidated revenue 1,763,977 $   1,932,411 $   1,940,211 $   1,879,054 $   7,515,653 $
EARNINGS FROM CONTINUING OPERATIONS:
Segment earnings:
Energy 118,708 $     109,662 $     119,086 $     112,193 $     459,649 $
Engineered Systems 83,283 102,804 111,850 101,511 399,448
Fluids 47,601 58,768 63,056 55,098 224,523
Refrigeration & Food Equipment 52,110 82,177 86,446 46,574 267,307
Total segments 301,702 353,411 380,438 315,376 1,350,927
Corporate expense / other 33,632 34,860 32,532 28,752 129,776
Net interest expense 30,284 30,232 30,236 29,920 120,672
Earnings from continuing operations before provision for
income taxes 237,786 288,319 317,670 256,704 1,100,479
Provision for income taxes 70,573 30,261 91,435 74,138 266,407
Earnings from continuing operations
167,213 $     258,058 $     226,235 $     182,566 $     834,072 $
BASIC EARNINGS PER COMMON SHARE:
Earnings from continuing operations 0.96 $           1.51 $           1.33 $           1.07 $           4.87 $
Weighted average shares outstanding 173,448 171,111 170,544 170,027 171,271
DILUTED EARNINGS PER COMMON SHARE:
Earnings from continuing operations 0.95 $           1.49 $           1.31 $           1.06 $           4.81 $
Weighted average shares outstanding 175,567 173,097 172,734 172,265 173,547
ADJUSTED EARNINGS FROM CONTINUING OPERATIONS:
Earnings from continuing operations 167,213 $     258,058 $     226,235 $     182,566 $     834,072 $
Gains from discrete and other tax items 4,343 61,477 7,751 6,084 79,655
Other one-time gains, net of tax - - 2,866 - 2,866
Adjusted earnings from continuing operations 162,870 $     196,581 $     211,782 $     180,318 $     751,551 $
ADJUSTED DILUTED EARNINGS PER COMMON SHARE:
Earnings from continuing operations 0.95 $           1.49 $           1.31 $           1.06 $           4.81 $
Gains from discrete and other tax items 0.02 0.36 0.04 0.04 0.46
Other one-time gains, net of tax - - 0.02 - 0.02
Adjusted earnings from continuing operations 0.93 $           1.13 $           1.25 $           1.02 $           4.33 $
2013